UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

INTERMEDIATE BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Bond Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Intermediate Bond Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset Intermediate Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Western Asset Intermediate Bond Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its

Western Asset Intermediate Bond Fund	V

Investment commentary (cont’d)

asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationv Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvi fell 2.44%.

Performance review

For the six months ended June 30, 2013, Class I shares of Western Asset Intermediate Bond Fund returned -1.78%. The Fund’s unmanaged benchmark, the Barclays Intermediate U.S. Government/Credit Indexvii, returned -1.45% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned -2.56% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Intermediate Bond Fund:
Class A	-1.96%
Class C	-2.24%
Class R	-2.10%
Class I	-1.78%
Class IS	-1.76%
Barclays Intermediate U.S. Government/Credit Index	-1.45%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	-2.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2013 for Class A, Class C, Class R, Class I and Class IS shares were 1.01%, 0.30%, 0.80%, 1.46% and 1.51%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class R, Class I and Class IS shares would have been 0.82%, 0.18%, 0.61%, 1.44% and 1.48%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.96%, 1.87%, 1.21%, 0.49% and 0.48%, respectively.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 645 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Western Asset Intermediate Bond Fund

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Intermediate Bond Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

VIII	Western Asset Intermediate Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.96%	$1,000.00	$980.40	0.88%	$4.32	Class A	5.00%	$1,000.00	$1,020.43	0.88%	$4.41
Class C	-2.24	1,000.00	977.60	1.63	7.99	Class C	5.00	1,000.00	1,016.71	1.63	8.15
Class R	-2.10	1,000.00	979.00	1.15	5.65	Class R	5.00	1,000.00	1,019.08	1.15	5.77
Class I	-1.78	1,000.00	982.20	0.50	2.46	Class I	5.00	1,000.00	1,022.32	0.50	2.51
Class IS	-1.76	1,000.00	982.40	0.45	2.21	Class IS	5.00	1,000.00	1,022.56	0.45	2.26

2	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAIBF	— Western Asset Intermediate Bond Fund

4	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAIBF	— Western Asset Intermediate Bond Fund

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 42.2%
Consumer Discretionary — 2.4%
Automobiles — 0.8%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$1,060,000	$1,086,702	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,150,000	1,385,259
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	750,000	817,688
Hyundai Capital America, Senior Notes	1.625%	10/2/15	380,000	378,770	(a)
Total Automobiles				3,668,419
Media — 1.2%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,382,282
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	571,643
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	40,000
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,238,078
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	40,000	48,160
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	960,498
Total Media				5,240,661
Multiline Retail — 0.4%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,540,722
Total Consumer Discretionary				10,449,802
Consumer Staples — 2.9%
Beverages — 1.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,100,000	1,268,160
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	147,568
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	230,000	214,728
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,367,128
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,185,920
Diageo Capital PLC, Senior Notes	1.500%	5/11/17	140,000	138,738
Heineken NV, Senior Notes	1.400%	10/1/17	190,000	184,604	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	640,000	639,837
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	225,106	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	680,000	692,652	(a)
Total Beverages				6,064,441
Food & Staples Retailing — 0.2%
Kroger Co., Notes	3.900%	10/1/15	865,000	916,908
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	602,000	679,041
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	490,000	485,236
Mondelez International Inc., Senior Notes	5.375%	2/10/20	548,000	614,666
Total Food Products				1,778,943

See Notes to Financial Statements.

6	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 0.9%
Altria Group Inc., Senior Notes	8.500%	11/10/13	$400,000	$410,957
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	874,101
Altria Group Inc., Senior Notes	2.850%	8/9/22	450,000	416,105
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	470,000	462,002	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	50,000	61,269
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	1,130,000	1,302,697
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	110,000	101,556
Reynolds American Inc., Senior Notes	3.250%	11/1/22	200,000	185,919
Total Tobacco				3,814,606
Total Consumer Staples				12,574,898
Energy — 5.5%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	720,000	906,624
Transocean Inc., Senior Notes	6.375%	12/15/21	160,000	179,834
Total Energy Equipment & Services				1,086,458
Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	78,517
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,610,000	1,851,468
Apache Corp., Senior Notes	3.250%	4/15/22	750,000	738,791
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	940,000	955,636
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	188,130
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	50,000	50,151
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	460,000	446,414
Chevron Corp., Senior Notes	2.427%	6/24/20	130,000	129,259
Chevron Corp., Senior Notes	3.191%	6/24/23	200,000	199,030
ConocoPhillips, Senior Notes	5.200%	5/15/18	1,310,000	1,497,386
Devon Energy Corp., Senior Notes	6.300%	1/15/19	1,170,000	1,355,623
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	590,000	770,527
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	1,500,000	1,754,404
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	260,000	290,584
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	129,840	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,710,000	1,925,908
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	428,185
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	278,779
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	450,000	435,956
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	730,000	673,702
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	208,050
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	170,000	155,948

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	$600,000	$617,296
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,282,786
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	520,000	522,441
Petroleos Mexicanos, Notes	8.000%	5/3/19	840,000	1,016,400
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	1,015,000	936,338	(a)
Phillips 66, Senior Notes	2.950%	5/1/17	270,000	278,267
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,140,000	1,267,225
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	270,000	271,452	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	1,130,000	1,228,790
Williams Cos. Inc., Notes	7.875%	9/1/21	330,000	398,363
Total Oil, Gas & Consumable Fuels				22,361,646
Total Energy				23,448,104
Financials — 22.7%
Capital Markets — 3.6%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	710,000	818,946
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,155,308	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	2,020,000	1,605,900	(b)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	212,591
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	72,912
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	720,000	706,919
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,720,000	1,897,182
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	8/16/13	6,200,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.850%	8/19/65	360,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	(c)(d)(e)(f)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,615,440
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	800,000	865,426
Morgan Stanley, Senior Notes	7.300%	5/13/19	2,100,000	2,439,390
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	760,203
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	370,000	328,676	(a)
UBS AG London, Senior Secured Notes	0.750%	3/24/16	2,530,000	2,502,633	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	489,000	509,635
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	200,000	212,979
Total Capital Markets				15,704,140
Commercial Banks — 11.2%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	718,504
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	250,000	253,522	(a)

See Notes to Financial Statements.

8	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	$720,000	$913,097	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	670,000	676,013
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	890,000	916,809
BNP Paribas SA, Senior Notes	1.179%	1/10/14	690,000	691,898	(b)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	420,000	415,800
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	873,828	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,768,159	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	675,155	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	680,000	684,012
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	700,000	707,823	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	10,000	10,502
Credit Agricole Home Loan SFH, Secured Bonds	1.026%	7/21/14	400,000	401,422	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,080,000	1,143,450	(a)(b)(g)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	974,138	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	1,530,000	1,544,071	(a)
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	937,800	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	370,831	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	240,000	235,982
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,157,906
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	480,000	457,968
National Australia Bank Ltd., Secured Bonds	1.250%	3/8/18	3,240,000	3,129,237	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,136,081	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	642,878	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	1,860,000	1,879,902	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	665,000	852,863	(a)(b)(g)
Royal Bank of Canada, Secured Bonds	3.125%	4/14/15	1,700,000	1,771,740	(a)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/5/15	3,000,000	2,982,285
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	210,000	213,519
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	180,000	184,041
Skandinaviska Enskilda Banken AB, Secured Mortgage Notes	1.375%	5/29/18	2,200,000	2,119,260	(a)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/26/16	1,310,000	1,358,470	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	541,662	(a)
Swedbank AB	2.375%	4/5/17	1,900,000	1,951,870	(a)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,084,187
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	250,000	285,279
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/16/13	3,458,000	3,393,162	(b)(g)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	1,220,000	1,263,968

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	$210,000	$204,818
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	420,000	401,115
Total Commercial Banks				47,925,027
Consumer Finance — 1.6%
American Express Co., Subordinated Debentures	6.800%	9/1/66	820,000	875,350	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	1,949,425
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,065,374	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	740,000	818,106
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	588,300
SLM Corp., Senior Notes	3.875%	9/10/15	600,000	606,032
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	940,000	912,771
Total Consumer Finance				6,815,358
Diversified Financial Services — 5.5%
Bank of America Corp., Senior Notes	6.500%	8/1/16	2,985,000	3,365,426
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,397,347	(a)
Citigroup Inc., Senior Notes	6.375%	8/12/14	440,000	464,323
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	494,338
Citigroup Inc., Senior Notes	6.000%	8/15/17	1,060,000	1,194,388
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,100,000	1,386,030
Citigroup Inc., Senior Notes	5.375%	8/9/20	590,000	652,421
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	910,000	945,697
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	350,000	336,387
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	570,000	511,935
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,400,000	1,399,104	(a)
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	220,000	222,572
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,169,944
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	255,405
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,480,000	1,569,928
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,773,200	(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	291,200	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,350,000	1,458,000	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	970,000	964,081
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	490,000	512,406
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	135,127
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	670,000	623,877
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,175,395
SSIF Nevada LP, Senior Notes	0.977%	4/14/14	1,390,000	1,396,500	(a)(b)
Total Diversified Financial Services				23,695,031

See Notes to Financial Statements.

10	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 0.5%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	$250,000	$281,103
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	620,072
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	620,000	738,362	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	330,000	403,010	(a)
Total Insurance				2,042,547
Thrifts & Mortgage Finance — 0.3%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	883,291
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	52,746
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	372,957	(a)
Total Thrifts & Mortgage Finance				1,308,994
Total Financials				97,491,097
Health Care — 1.8%
Health Care Equipment & Supplies — 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	569,922
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	424,616
Medtronic Inc., Senior Notes	3.125%	3/15/22	140,000	136,825
Total Health Care Equipment & Supplies				1,131,363
Health Care Providers & Services — 0.8%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	1,260,000	1,337,535
Humana Inc., Senior Notes	3.150%	12/1/22	160,000	148,485
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	510,000	492,959
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	399,353
WellPoint Inc., Notes	5.875%	6/15/17	100,000	113,616
WellPoint Inc., Senior Notes	1.250%	9/10/15	130,000	130,217
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	575,042
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	70,580
WellPoint Inc., Senior Notes	3.125%	5/15/22	330,000	312,920
Total Health Care Providers & Services				3,580,707
Life Sciences Tools & Services — 0.3%
Agilent Technologies Inc., Senior Notes	5.000%	7/15/20	860,000	926,557
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	274,611
Total Life Sciences Tools & Services				1,201,168
Pharmaceuticals — 0.4%
AbbVie Inc., Senior Notes	1.750%	11/6/17	690,000	676,005	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	480,000	448,868	(a)
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	370,000	370,034

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Zoetis Inc., Senior Notes	1.875%	2/1/18	$210,000	$205,580	(a)
Zoetis Inc., Senior Notes	3.250%	2/1/23	150,000	142,517	(a)
Total Pharmaceuticals				1,843,004
Total Health Care				7,756,242
Industrials — 1.7%
Aerospace & Defense — 0.4%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,488,149
Airlines — 0.2%
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	140,216	155,990
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	812,989	837,379
Total Airlines				993,369
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	280,000	271,800	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	1,240,000	1,160,044	(a)
Total Electrical Equipment				1,431,844
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	270,000	269,745
United Technologies Corp., Senior Notes	4.500%	4/15/20	250,000	278,070
Total Industrial Conglomerates				547,815
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	360,000	359,554
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	110,000	104,034
Total Machinery				463,588
Road & Rail — 0.6%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,364,369
Total Industrials				7,289,134
Information Technology — 0.4%
Computers & Peripherals — 0.2%
Apple Inc., Senior Notes	2.400%	5/3/23	1,240,000	1,150,055
Software — 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	760,000	738,128
Total Information Technology				1,888,183
Materials — 2.3%
Chemicals — 0.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	190,000	200,586
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	320,000	383,391

See Notes to Financial Statements.

12	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Chemicals — continued
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	$180,000	$199,200
Total Chemicals				783,177
Metals & Mining — 2.0%
Barrick Gold Corp., Notes	4.100%	5/1/23	600,000	501,274	(a)
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	680,000	814,104
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	293,340
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	660,000	630,569
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	230,000	207,321
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	140,000	133,151	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	340,000	314,267	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	510,000	463,262
Rio Tinto Finance USA Ltd., Senior Notes	8.950%	5/1/14	90,000	95,910
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,131,020
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	599,784
Southern Copper Corp., Senior Notes	3.500%	11/8/22	350,000	314,119
Vale Overseas Ltd., Notes	6.250%	1/23/17	650,000	726,251
Vale Overseas Ltd., Notes	6.875%	11/21/36	50,000	50,624
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,226,000	1,164,498
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	100,000	109,086	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	530,000	530,167	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	513,984	(a)
Total Metals & Mining				8,592,731
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	327,755
Total Materials				9,703,663
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 0.9%
AT&T Inc., Global Notes	5.500%	2/1/18	1,030,000	1,178,069
AT&T Inc., Senior Notes	1.400%	12/1/17	400,000	388,877
AT&T Inc., Senior Notes	4.450%	5/15/21	120,000	129,245
AT&T Inc., Senior Notes	3.875%	8/15/21	310,000	319,731
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	470,000	522,483
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	270,000	276,777
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	380,000	391,759
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	230,000	272,866
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	270,000	271,190
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	200,000	181,340
Total Diversified Telecommunication Services				3,932,337

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, Notes	2.375%	9/8/16	$910,000	$922,020
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	1,000,000	1,026,628
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	110,000	142,868
Total Wireless Telecommunication Services				2,091,516
Total Telecommunication Services				6,023,853
Utilities — 1.1%
Electric Utilities — 0.7%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	773,872
Exelon Corp., Notes	4.900%	6/15/15	530,000	567,232
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	147,643
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	760,000	739,888
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	960,000	891,950
Total Electric Utilities				3,120,585
Multi-Utilities — 0.4%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,515,234
Total Utilities				4,635,819
Total Corporate Bonds & Notes (Cost — $180,540,395)				181,260,795
Asset-Backed Securities — 11.8%
Access Group Inc., 2005-B A2	0.506%	7/25/22	807,747	792,823	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,256,773	(a)
Ally Auto Receivables Trust, 2012-4 A3	0.590%	1/17/17	1,110,000	1,107,263
American Express Credit Account Master Trust, 2012-3 A	0.343%	3/15/18	1,700,000	1,697,421	(b)
American Express Credit Account Master Trust, 2012-5 A	0.590%	5/15/18	400,000	398,072
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	250,000	257,792	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD2 A3	2.942%	3/25/44	1,180,931	1,144,307	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.593%	9/15/17	1,420,000	1,414,554	(a)(b)
Citibank Credit Card Issuance Trust, 2006-A3 A3	5.300%	3/15/18	2,132,000	2,376,059
Citibank Credit Card Issuance Trust, 2013-A1 A1	0.293%	4/24/17	2,200,000	2,193,930	(b)
Countrywide Asset-Backed Certificates, 2002-BC1	0.853%	4/25/32	223,798	151,349	(b)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.453%	6/15/29	1,354,781	1,180,190	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.343%	11/15/36	1,870,007	1,583,474	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.633%	5/25/35	488,617	473,387	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.813%	1/25/35	1,070,336	1,034,702	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	590,108	663,714
Educational Funding of the South Inc., 2011-1 A2	0.926%	4/25/35	3,100,000	3,049,479	(b)

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
EFS Volunteer No. 3 LLC, 2012-1 A3	1.193%	4/25/33	$1,520,000	$1,486,656	(a)(b)
Ford Credit Auto Lease Trust, 2013-A A2	0.460%	5/15/15	900,000	897,663
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.543%	9/15/16	820,000	821,089	(b)
Golden Credit Card Trust, 2013-1A A	0.443%	2/15/18	1,600,000	1,598,725	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.699%	2/20/32	325,000	289,124	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.693%	3/13/32	450,000	391,867	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	208,410	205,414	(a)
GSAA Home Equity Trust, 2005-8 A4	0.463%	6/25/35	1,101,040	1,023,878	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	210,000	222,928	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	180,000	177,992	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	1,050,000	1,046,325	(a)
Honda Auto Receivables Owner Trust, 2011-1 A3	1.130%	10/15/14	85,978	86,051
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.453%	3/25/31	130,280	103,130	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.493%	11/25/34	504,448	500,183	(b)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	302,105	302,027
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	700,000	698,041
NCUA Guaranteed Notes, 2010-A1 A	0.543%	12/7/20	2,430,518	2,437,323	(b)
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	650,000	650,606
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	1,050,000	1,044,684
Opteum Mortgage Acceptance Corp., 2005-1 M4	0.963%	2/25/35	1,180,000	1,097,640	(b)
Quest Trust, 2005-X1 M1	0.693%	3/25/35	70,552	69,749	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	225,390	232,066
SASCO Mortgage Loan Trust, 2005-GEL1 M1	0.743%	12/25/34	1,040,411	996,638	(b)
SBI HELOC Trust, 2005-HE1 1A	0.383%	11/25/35	275,062	268,131	(a)(b)
SLM Student Loan Trust, 2003-04 A5A	1.023%	3/15/33	623,916	623,916	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.023%	3/15/33	2,251,242	2,224,202	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.563%	12/15/25	880,000	876,871	(a)(b)
SLM Student Loan Trust, 2005-04 A3	0.396%	1/25/27	1,600,000	1,541,416	(b)
SLM Student Loan Trust, 2005-07 A4	0.426%	10/25/29	1,000,000	912,959	(b)
SLM Student Loan Trust, 2011-B A1	1.043%	12/16/24	782,642	783,733	(a)(b)
SLM Student Loan Trust, 2012-06 A3	0.943%	5/26/26	1,500,000	1,483,437	(b)
SLM Student Loan Trust, 2012-6 A2	0.473%	9/25/19	1,300,000	1,291,853	(b)
SLM Student Loan Trust, 2012-7 A1	0.353%	2/27/17	78,462	78,322	(b)
SLM Student Loan Trust, 2013-A A1	0.793%	8/15/22	863,586	858,410	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.973%	6/25/35	259,236	255,651	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	603,219	607,964
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	248,932	248,812
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	350,000	350,801

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Volkswagen Auto Loan Enhanced Trust, 2013-1 A3	0.560%	8/21/17	$1,200,000	$1,192,133
Total Asset-Backed Securities (Cost — $50,177,923)				50,753,699
Collateralized Mortgage Obligations — 8.4%
ARM Trust, 2004-5 4A1	5.106%	4/25/35	2,317,202	2,275,450	(b)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.833%	4/25/35	870,138	738,828	(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.795%	10/25/35	1,063,894	862,557	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.430%	2/25/36	661,493	664,709	(a)(b)
Countrywide Home Loans, 2004-20 2A1	2.859%	9/25/34	249,297	200,291	(b)
Countrywide Home Loans, 2004-R1 1AF	0.593%	11/25/34	253,190	213,923	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,207,324	761,182
Del Coronado Trust, 2013-HDC A	0.993%	3/15/26	920,000	917,645	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.950%	6/25/34	386,122	373,269	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.744%	2/25/48	650,311	649,283	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.894%	12/29/45	1,504,104	1,513,505	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	10,878	11,857
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	1,276	188
Federal Home Loan Mortgage Corp. (FHLMC), 4116 LS, IO	6.008%	10/15/42	1,873,697	407,729	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.058%	9/15/42	1,690,326	347,027	(b)
Federal National Mortgage Association (FNMA), 2012-093 SM, IO	5.907%	9/25/42	1,337,854	302,287	(b)
Federal National Mortgage Association (FNMA), 2012-139 NS, IO	6.507%	12/25/42	1,792,749	434,792	(b)
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	1,386	1,378
Government National Mortgage Association (GNMA), 2010-H26 LF	0.548%	8/20/58	1,238,250	1,229,711	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.648%	11/20/60	2,724,082	2,712,415	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.698%	2/20/61	868,975	867,428	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.698%	3/20/61	452,388	451,534	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.668%	8/20/61	3,183,592	3,172,994	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA	0.548%	12/20/62	1,820,697	1,816,457	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.604%	3/20/63	3,486,345	3,465,145	(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.260%	3/6/20	1,130,000	1,132,846	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.543%	1/25/35	275,403	235,972	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.710%	1/19/35	659,667	652,052	(b)

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
HSI Asset Securitization Corp. Trust, 2005-NC2 2A4	0.583%	8/25/35	$911,980	$897,120	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	50,000	55,070
MASTR ARM Trust, 2004-11 M1	0.833%	11/25/34	543,886	523,397	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.560%	2/25/34	724,214	712,856	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.250%	4/25/35	218,614	207,832	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.081%	8/15/45	1,157,023	118,996	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A	0.643%	7/25/34	941,727	910,389	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	423,757	434,731
SACO I Trust, 2007-VA1 A	9.120%	6/25/21	923,706	935,197	(a)(b)
Sequoia Mortgage Trust, 2003-3 A1	0.852%	7/20/33	691,419	658,165	(b)
Sequoia Mortgage Trust, 2004-11 A1	0.492%	12/20/34	980,126	928,893	(b)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.872%	5/19/35	1,158,709	1,100,561	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.558%	11/25/34	355,122	328,944	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR6 2AB3	0.463%	4/25/45	1,071,115	925,521	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2004-M A7	2.615%	8/25/34	854,002	869,268	(b)
Total Collateralized Mortgage Obligations (Cost — $36,395,014)				36,019,394
Mortgage-Backed Securities — 6.1%
FHLMC — 0.4%
Federal Home Loan Mortgage Corp. (FHLMC)	2.745%	12/1/34	391,828	416,122	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.732%	7/1/35	1,145,487	1,213,904	(b)
Total FHLMC				1,630,026
FNMA — 5.1%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	4,429	4,626
Federal National Mortgage Association (FNMA)	2.378%	3/1/18	5,005	5,231	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	11,910	14,100
Federal National Mortgage Association (FNMA)	2.623%	12/1/34	143,772	153,375	(b)
Federal National Mortgage Association (FNMA)	2.041%	1/1/35	1,491,802	1,579,884	(b)
Federal National Mortgage Association (FNMA)	1.880%	5/1/43	7,482,589	7,504,069	(b)
Federal National Mortgage Association (FNMA)	3.000%	7/15/43	3,600,000	3,517,312	(h)
Federal National Mortgage Association (FNMA)	3.500%	7/15/43	3,500,000	3,553,047	(h)
Federal National Mortgage Association (FNMA)	4.500%	7/15/43	5,100,000	5,396,437	(h)
Total FNMA				21,728,081
GNMA — 0.6%
Government National Mortgage Association (GNMA)	2.032%	6/20/60	2,485,532	2,612,542	(b)
Total Mortgage-Backed Securities (Cost — $25,897,430)				25,970,649

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 0.9%
Pennsylvania — 0.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.183%	5/1/46	$2,400,000	$2,317,497	(b)
Virginia — 0.4%
Virginia State Housing Development Authority	6.000%	6/25/34	1,495,639	1,499,438
Total Municipal Bonds (Cost — $3,620,145)				3,816,935
Sovereign Bonds — 2.3%
Canada — 1.0%
Province of Ontario, Senior Bonds	1.100%	10/25/17	1,400,000	1,365,840
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,596,678
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,313,060
Total Canada				4,275,578
Germany — 0.1%
FMS Wertmanagement, Senior Bonds	1.000%	11/21/17	370,000	361,497
Japan — 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,788,968
Norway — 0.4%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	1,800,000	1,869,469	(a)
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	270,000	286,524	(a)
Total Sovereign Bonds (Cost — $9,398,835)				9,582,036
U.S. Government & Agency Obligations — 32.8%
U.S. Government Agencies — 4.8%
Farmer Mac	3.000%	9/22/14	120,000	124,032
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,813,489	(a)
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,318,358
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	4,600,000	4,358,118
Federal National Mortgage Association (FNMA), Debentures	0.010%	10/9/19	3,570,000	2,998,800
Resolution Funding Corp. Strip Principal, Bonds	0.000%	10/15/19	2,050,000	1,799,099
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	87,221
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,226,388
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,892,846
Total U.S. Government Agencies				20,618,351
U.S. Government Obligations — 28.0%
U.S. Treasury Bonds	2.875%	5/15/43	180,000	159,300
U.S. Treasury Notes	0.250%	7/15/15	10,600,000	10,571,020
U.S. Treasury Notes	0.750%	6/30/17	24,360,000	24,055,500
U.S. Treasury Notes	0.750%	10/31/17	12,640,000	12,402,014

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	0.750%	3/31/18	$4,720,000	$4,594,254
U.S. Treasury Notes	0.625%	4/30/18	7,470,000	7,219,053
U.S. Treasury Notes	1.000%	5/31/18	6,740,000	6,624,153
U.S. Treasury Notes	1.125%	4/30/20	14,430,000	13,722,035
U.S. Treasury Notes	1.375%	5/31/20	20,750,000	20,025,369
U.S. Treasury Notes	1.875%	6/30/20	8,210,000	8,179,213
U.S. Treasury Notes	1.625%	11/15/22	10,297,000	9,612,414
U.S. Treasury Notes	1.750%	5/15/23	3,360,000	3,146,848
Total U.S. Government Obligations				120,311,173
Total U.S. Government & Agency Obligations (Cost — $142,259,499)				140,929,524
U.S. Treasury Inflation Protected Securities — 1.0%
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	2,202,375	2,233,001
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	2,109,658	2,138,501
Total U.S. Treasury Inflation Protected Securities (Cost — $4,381,344)				4,371,502
Total Investments before Short-Term Investments (Cost — $452,670,585)				452,704,534
Short-Term Investments — 0.5%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/9/13	230,000	229,908	(i)(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/18/13	10,000	9,996	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	2/24/14	30,000	29,978	(i)(j)
Total U.S. Government Agencies (Cost — $269,869)				269,882
U.S. Government Obligations — 0.1%
U.S. Treasury Bills (Cost — $299,911)	0.078%	11/14/13	300,000	299,926	(i)
Repurchase Agreements — 0.3%
Barclays Capital Inc. repurchase agreement dated 6/28/13; Proceeds at maturity — $1,799,009; (Fully collateralized by U.S. government obligations, 0.625% due 5/31/17; Market value — $1,835,651) (Cost — $1,799,000)	0.060%	7/1/13	1,799,000	1,799,000
Total Short-Term Investments (Cost — $2,368,780)				2,368,808
Total Investments — 106.0% (Cost — $455,039,365#)				455,073,342
Liabilities in Excess of Other Assets — (6.0)%				(25,794,687)
Total Net Assets — 100.0%				$429,278,655

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Intermediate Bond Fund

(c)	The coupon payment on these securities is currently in default as of June 30, 2013.

(d)	Value is less than $1.

(e)	Illiquid security.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
HELOC	— Home Equity Line of Credit
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes, Call	7/26/13	$128.00	24	$7,875
U.S. Treasury 10-Year Notes, Put	7/26/13	124.00	24	9,375
Total Written Options (Premiums received — $15,969)				$17,250

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $455,039,365)	$455,073,342
Cash	20,078
Receivable for securities sold	7,391,404
Interest receivable	2,747,891
Receivable for Fund shares sold	557,293
Principal paydown receivable	18,616
Receivable from broker — variation margin on open futures contracts	4,399
Receivable for open swap contracts	263
Deposits with brokers for open futures contracts	100
Prepaid expenses	40,369
Other receivables	107,999
Total Assets	465,961,754

Liabilities:
Payable for securities purchased	36,191,469
Distributions payable	184,728
Investment management fee payable	131,412
OTC swaps, at value (net premiums received — $23,960)	37,524
Written options, at value (premiums received — $15,969)	17,250
Payable for Fund shares repurchased	15,781
Payable for open swap contracts	657
Directors’ fees payable	504
Service and/or distribution fees payable	308
Accrued expenses	103,466
Total Liabilities	36,683,099
Total Net Assets	$429,278,655

Net Assets:
Par value (Note 7)	$39,318
Paid-in capital in excess of par value	435,912,350
Undistributed net investment income	211,301
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(6,917,146)
Net unrealized appreciation on investments, futures contracts, written options and swap contracts	32,832
Total Net Assets	$429,278,655

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	21

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	17,397
Class C	25,561
Class R	1,238
Class I	21,172,587
Class IS	18,100,730

Net Asset Value:
Class A (and redemption price)	$10.92
Class C*	$10.93
Class R (and redemption price)	$10.92
Class I (and redemption price)	$10.92
Class IS (and redemption price)	$10.92
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.40

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$5,397,886

Expenses:
Investment management fee (Note 2)	835,360
Transfer agent fees (Note 5)	63,192
Registration fees	48,231
Legal fees	32,179
Audit and tax	29,343
Fund accounting fees	23,277
Shareholder reports	16,276
Directors’ fees	9,123
Insurance	4,409
Custody fees	4,265
Service and/or distribution fees (Notes 2 and 5)	1,360
Fees recaptured by investment manager (Note 2)	30
Miscellaneous expenses	3,253
Total Expenses	1,070,298
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(70,140)
Net Expenses	1,000,158
Net Investment Income	4,397,728

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	304,997
Futures contracts	232,457
Written options	65,762
Swap contracts	(7,345)
Net Realized Gain	595,871
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(12,662,342)
Futures contracts	(48,027)
Written options	(1,157)
Swap contracts	(807)
Change in Net Unrealized Appreciation (Depreciation)	(12,712,333)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(12,116,462)
Decrease in Net Assets from Operations	$(7,718,734)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$4,397,728	$9,849,772
Net realized gain (loss)	595,871	(2,332,345)
Change in net unrealized appreciation (depreciation)	(12,712,333)	18,499,622
Increase (Decrease) in Net Assets From Operations	(7,718,734)	26,017,049

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,251,338)	(9,778,340)
Net realized gains	—	(183,701)
Decrease in Net Assets From Distributions to Shareholders	(4,251,338)	(9,962,041)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	66,947,973	129,265,980
Reinvestment of distributions	2,945,857	6,457,867
Cost of shares repurchased	(31,935,881)	(102,144,837)
Increase in Net Assets From Fund Share Transactions	37,957,949	33,579,010
Increase in Net Assets	25,987,877	49,634,018

Net Assets:
Beginning of period	403,290,778	353,656,760
End of period*	$429,278,655	$403,290,778
* Includes undistributed net investment income of:	$211,301	$64,911

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.09	0.14
Net realized and unrealized gain (loss)	(0.31)	0.28
Total income (loss) from operations	(0.22)	0.42

Less distributions from:
Net investment income	(0.09)	(0.15)
Net realized gains	—	(0.01)
Total distributions	(0.09)	(0.16)

Net asset value, end of period	$10.92	$11.23
Total return[4]	(1.96)%	3.81%

Net assets, end of period (000s)	$190	$106

Ratios to average net assets:
Gross expenses[5]	0.96%[6]	0.96%
Net expenses[5,7,8,9]	0.88 [6]	0.87
Net investment income[5]	1.70	1.92

Portfolio turnover rate[10]	52%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62% for the six months ended June 30, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.05	0.09
Net realized and unrealized gain (loss)	(0.30)	0.28
Total income (loss) from operations	(0.25)	0.37

Less distributions from:
Net investment income	(0.05)	(0.10)
Net realized gains	—	(0.01)
Total distributions	(0.05)	(0.11)

Net asset value, end of period	$10.93	$11.23
Total return[4]	(2.24)%	3.31%

Net assets, end of period (000s)	$279	$45

Ratios to average net assets:
Gross expenses[5]	1.70%[6]	1.87%
Net expenses[5,7,8,9]	1.63 [6]	1.60
Net investment income[5]	0.94	1.23

Portfolio turnover rate[10]	52%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62% for the six months ended June 30, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.08	0.13
Net realized and unrealized gain (loss)	(0.31)	0.27
Total income (loss) from operations	(0.23)	0.40

Less distributions from:
Net investment income	(0.08)	(0.13)
Net realized gains	—	(0.01)
Total distributions	(0.08)	(0.14)

Net asset value, end of period	$10.92	$11.23
Total return[4]	(2.10)%	3.64%

Net assets, end of period (000s)	$14	$10

Ratios to average net assets:
Gross expenses[5]	1.22%	1.21%
Net expenses[5,6,7,8]	1.15	1.14
Net investment income[5]	1.42	1.72

Portfolio turnover rate[9]	52%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62% for the six months ended June 30, 2013 and 118% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2013[3]	2012	2011	2010	2009	2008[4]	2008[5]

Net asset value, beginning of period	$11.23	$10.76	$10.67	$10.31	$9.32	$10.30	$10.43

Income (loss) from operations:
Net investment income	0.12	0.28	0.34	0.39	0.42	0.34	0.52
Net realized and unrealized gain (loss)	(0.32)	0.48	0.23	0.50	1.14	(0.82)	(0.14)
Total income (loss) from operations	(0.20)	0.76	0.57	0.89	1.56	(0.48)	0.38

Less distributions from:
Net investment income	(0.11)	(0.28)	(0.35)	(0.40)	(0.42)	(0.37)	(0.51)
Net realized gains	—	(0.01)	(0.13)	(0.13)	(0.15)	(0.13)	—
Total distributions	(0.11)	(0.29)	(0.48)	(0.53)	(0.57)	(0.50)	(0.51)

Net asset value, end of period	$10.92	$11.23	$10.76	$10.67	$10.31	$9.32	$10.30
Total return[6]	(1.78)%	7.10%	5.35%	8.76%	17.24%	(4.72)%	3.77%

Net assets, end of period (000s)	$231,169	$245,534	$271,537	$341,090	$422,610	$475,695	$706,873

Ratios to average net assets:
Gross expenses	0.53%[7]	0.49%	0.49%	0.48%	0.47%	0.46%[7]	0.45%
Net expenses[8]	0.50 [7,9]	0.45 [9]	0.48 [9]	0.48 [9]	0.47	0.46 [7]	0.45
Net investment income	2.09 [7]	2.57	3.15	3.63	4.20	4.60 [7]	5.00

Portfolio turnover rate	52%[10]	101%[10]	69%[10]	99%	175%	165%[11]	239%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Class shares were renamed Class I shares.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period April 1, 2008 through December 31, 2008.

[5]	For the year ended March 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62% for the six months ended June 30, 2013 and 118% and 75% for the years ended December 31, 2012 and 2011, respectively.

[11]	Not annualized.

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2013[3]	2012	2011	2010	2009	2008[4]

Net asset value, beginning of period	$11.23	$10.76	$10.67	$10.31	$9.31	$9.49

Income (loss) from operations:
Net investment income	0.12	0.28	0.34	0.39	0.42	0.09
Net realized and unrealized gain (loss)	(0.32)	0.48	0.23	0.50	1.15	(0.13)
Total income (loss) from operations	(0.20)	0.76	0.57	0.89	1.57	(0.04)

Less distributions from:
Net investment income	(0.11)	(0.28)	(0.35)	(0.40)	(0.42)	(0.14)
Net realized gains	—	(0.01)	(0.13)	(0.13)	(0.15)	—
Total distributions	(0.11)	(0.29)	(0.48)	(0.53)	(0.57)	(0.14)

Net asset value, end of period	$10.92	$11.23	$10.76	$10.67	$10.31	$9.31
Total return[5]	(1.76)%	7.11%	5.39%	8.79%	17.39%	(0.41)%

Net assets, end of period (000s)	$197,626	$157,596	$82,120	$59,403	$60,112	$50,196

Ratios to average net assets:
Gross expenses	0.49%[6]	0.48%	0.48%	0.47%	0.46%	0.46%[6]
Net expenses[7,8]	0.45 [6,9]	0.44 [9]	0.45	0.45	0.45	0.45 [6]
Net investment income	2.14 [6]	2.56	3.17	3.65	4.20	4.50 [6]

Portfolio turnover rate	52%[10]	101%[10]	69%[10]	99%	175%	165%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period October 3, 2008 (commencement of operations) to December 31, 2008.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 62% for the six months ended June 30, 2013 and 118% and 75% for the years ended December 31, 2012 and 2011, respectively.

[11]	Not annualized.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	29

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

30	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$181,260,795	$0	*	$181,260,795
Asset-backed securities	—	50,753,699	—		50,753,699
Collateralized mortgage obligations	—	36,019,394	—		36,019,394
Mortgage-backed securities	—	25,970,649	—		25,970,649
Municipal bonds	—	3,816,935	—		3,816,935
Sovereign bonds	—	9,582,036	—		9,582,036
U.S. government & agency obligations	—	140,929,524	—		140,929,524
U.S. Treasury inflation protected securities	—	4,371,502	—		4,371,502
Total long-term investments	—	$452,704,534	$0	*	$452,704,534
Short-term investments†	$299,926	2,068,882	—		2,368,808
Total investments	$299,926	$454,773,416	$0	*	$455,073,342
Other financial instruments:
Futures contracts	133,812	—	—		133,812
Total	$433,738	$454,773,416	$0	*	$455,207,154

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$17,250	—	—	$17,250
Futures contracts	120,112	—	—	120,112
Credit default swaps on corporate issues — sell protection‡	—	$9,806	—	9,806
Credit default swaps on corporate issues — buy protection‡	—	27,718	—	27,718
Total	$137,362	$37,524	—	$174,886

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s

32	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the total notional value

34	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

of all credit default swaps to sell protection is $860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in

36	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions,

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $54,774. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

38	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 0.90%, 1.65%, 1.15% and 0.45% for Class A, Class C, Class R and Class IS shares,

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

respectively. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Director’s consent.

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $70,140.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

Pursuant to this arrangement, at June 30, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A†	Class C†	Class R†	Class I	Class IS
Expires December 31, 2013	—	—	—	$18,734	$17,470
Expires December 31, 2014	$7	$40	$5	77,668	52,915
Expires December 31, 2015	56	81	4	39,241	30,758
Total fee waivers/expense reimbursements subject to recapture	$63	$121	$9	$135,643	$101,143

†	The Class commenced operations on April 30, 2012.

For the six months ended June 30, 2013, LMPFA recaptured $9 and $21 for Class A and Class C shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C share, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2013, LMIS and its affiliates did not retain sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$76

40	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$58,177,045	$272,781,646
Sales	34,349,726	218,673,145

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,871,356
Gross unrealized depreciation	(12,837,379)
Net unrealized appreciation	$33,977

At June 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	72	9/13	$8,818,531	$8,715,375	$(103,156)
90-Day Eurodollar	23	3/15	5,692,000	5,702,563	10,563
90day Eurodollar Futures Cme Mar14 Xcme	46	3/14	11,446,100	11,450,550	4,450
					(88,143)
Contracts to Sell:
90-Day Eurodollar	25	9/13	6,213,357	6,230,313	(16,956)
U.S. Treasury 10-Year Notes	2	9/13	253,400	253,125	275
U.S. Treasury 2-Year Notes	10	9/13	2,201,827	2,200,000	1,827
U.S. Treasury Ultra Long-Term Bonds	26	9/13	3,648,635	3,531,938	116,697
					101,843
Net unrealized gain on open futures contracts					$13,700

At June 30, 2013, the Fund held TBA securities with a total cost of 12,566,649.

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	38	$2,845
Options written	452	141,190
Options closed	(251)	(81,656)
Options exercised	(89)	(22,023)
Options expired	(102)	(24,387)
Written options, outstanding as of June 30, 2013	48	$15,969

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

At June 30, 2013, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2013[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	$860,000	6/20/18	1.24%	1.000% quarterly	$(9,806)	$(25,533)	$15,727

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2013[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/15	1.25%	5.000% quarterly	$(21,272)	$1,107	$(22,379)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	1.25%	5.000% quarterly	(6,446)	466	(6,912)
Total	$430,000				$(27,718)	$1,573	$(29,291)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$133,812

42	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$17,250	—	$17,250
Futures contracts[2]	120,112	—	120,112
OTC Swap contracts[3]	—	$37,524	37,524
Total	$137,362	$37,524	$174,886

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(75,731)	—	$(75,731)
Written options	65,762	—	65,762
Futures contracts	232,457	—	232,457
Swap contracts	—	$(7,345)	(7,345)
Total	$222,488	$(7,345)	$215,143

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$3,240	—	$3,240
Written options	(1,157)	—	(1,157)
Futures contracts	(48,027)	—	(48,027)
OTC Swap contracts	—	$(807)	(807)
Total	$(45,944)	$(807)	$(46,751)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$14,767
Written options	24,133
Futures contracts (to buy)	39,034,431
Futures contracts (to sell)	37,280,051

Average Notional Balance
Credit default swap contracts (to buy protection)	$550,000
Credit default swap contracts (to sell protection)	860,000

†	At June 30, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Futures contracts[4]	$4,399	$(4,399)	—

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Written options	$17,250	—	$17,250
OTC Swap contracts	37,524	—	37,524
Total	$54,774	—	$54,774

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each respective class. Service and distribution fees are accrued and paid monthly.

44	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$173	$147
Class C	1,158	232
Class R	29	14
Class I	—	59,315
Class IS	—	3,484
Total	$1,360	$63,192

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$56
Class C	81
Class R	4
Class I	39,241
Class IS	30,758
Total	$70,140

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$1,121	$423	†
Class C	1,007	284	†
Class R	79	121	†
Class I	2,482,779	6,385,496
Class IS	1,766,352	3,392,016
Total	$4,251,338	$9,778,340

Net Realized Gains:
Class A	—	$5	†
Class C	—	5	†
Class R	—	5	†
Class I	—	120,231
Class IS	—	63,455
Total	—	$183,701

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

7. Capital shares

At June 30, 2013, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	10,527	$117,136	9,408	†	$105,545	†
Shares issued on reinvestment	100	1,111	38	†	428	†
Shares repurchased	(2,676)	(29,808)	—		—
Net increase	7,951	$88,439	9,446	†	$105,973	†

Class C
Shares sold	29,515	$330,554	4,650	†	$51,436	†
Shares issued on reinvestment	85	954	26	†	289	†
Shares repurchased	(8,013)	(88,948)	(702)	†	(7,886)	†
Net increase	21,587	$242,560	3,974	†	$43,839	†

Class R
Shares sold	308	$3,460	912	†	$10,000	†
Shares issued on reinvestment	7	79	11	†	125	†
Net increase	315	$3,539	923	†	$10,125	†

Class I
Shares sold	2,032,921	$22,759,202	4,311,408		$47,438,284
Shares issued on reinvestment	108,194	1,206,464	280,714		3,108,532
Shares repurchased	(2,836,221)	(31,543,463)	(7,955,839)		(87,291,951)
Net decrease	(695,106)	$(7,577,797)	(3,363,717)		$(36,745,135)

Class IS
Shares sold	3,932,795	$43,737,621	7,440,966		$81,660,715
Shares issued on reinvestment	155,849	1,737,249	302,071		3,348,493
Shares repurchased	(24,629)	(273,662)	(1,337,415)		(14,845,000)
Net increase	4,064,015	$45,201,208	6,405,622		$70,164,208

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

8. Capital loss carryforward

As of December 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(5,646,448)	*

This amount will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

46	Western Asset Intermediate Bond Fund 2013 Semi-Annual Report

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Intermediate Bond Fund 2013 Semi-Annual Report	47

Western Asset

Intermediate Bond Fund

Directors

William E. B. Siart,

Chairman

Robert Abeles*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

*	Effective May 22, 2013, Mr. Abeles became a Director.

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012830 8/13 SR13-2010

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Western Asset Funds, Inc.

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Funds, Inc.

Date: August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Funds, Inc.

Date: August 23, 2013